Taxes	6 Months Ended
Dec. 31, 2023
Taxes
Taxes

Note 9 – Taxes

Income tax

Cayman Islands

Under the current laws of the Cayman Islands, the Company is not subject to tax on income or capital gain. Additionally, upon payments of dividends to the shareholders, no Cayman Islands withholding tax will be imposed.

Canada

SonicHash Canada is incorporated in Canada and is subject to both federal and provincial income taxes for its business operation in Canada. The applicable tax rate is 15% for federal and 8% for Alberta. SonicHash Canada had no taxable income as of December 31, 2023.

United States of America ("U.S.")

SonicHash US and Sonic Auspice are incorporated in the U.S. and subject to both federal and state income taxes for their business operation in the U.S. The applicable tax rate is 21% for federal, 8.7% for Delaware, 5.75% for Georgia and 5.25% for Indiana. SonicHash US and Sonic Auspice had no taxable income as of December 31, 2023.

Singapore

SonicHash Singapore is incorporated in Singapore and is subject to Singapore Profits Tax on the taxable income as reported in its statutory financial statements adjusted in accordance with relevant Singapore tax laws. SonicHash Singapore had no taxable income as of December 31, 2023. The applicable tax rate is 17% in Singapore, with 75% of the first SGD 10,000 (approximately $7,700) taxable income and 50% of the next SGD 190,000 (approximately $147,000) taxable income are exempted from income tax.

Loss before provision for income taxes consisted of:

	For the six months	For the six months
	ended	ended
	December 31,2023	December 31,2022
	(Unaudited)	(Unaudited)
Cayman Islands	$(1,267,416)	$(1,316,067)
United States of America	(5,391,624)	(2,571,911)
Canada	(349,960)	(1,999)
Singapore	(49,158)	(114,828)
	$(7,058,158)	$(4,004,805)

Significant components of deferred tax assets were as follows:

	December 31,	June 30,
	2023	2023
	(Unaudited)
Deferred tax assets
Net operating loss carryforward in the U.S.	5,837,074	4,704,833
Net operating loss carryforward in Canada	53,134	640
Net operating loss carryforward in Singapore	38,996	30,639
Valuation allowance	(5,929,204)	(4,736,112)
Total net deferred tax assets	$—	$—

As of December 31, 2023 and June 30, 2023, SonicHash US’s net operating loss carry forward for the U.S. income taxes was approximately $28.0 million and $22.0 million, respectively. The net operating loss carry forwards are available to reduce future years’ taxable income for unlimited years but limited to 80% use per year. Management believes that the realization of the benefits from these losses appears uncertain due to the Company’s operating history and continued losses in the U.S. If the Company is unable to generate taxable income in its United States operations, it is more likely than not that it will not have sufficient income to utilize its deferred tax assets. Accordingly, the Company has provided a 100% valuation allowance on its net deferred tax assets of approximately $5.9 million and $4.7 million related to its operations as of December 31, 2023 and June 30, 2023, respectively.

Uncertain tax positions

The Company evaluates each uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measure the unrecognized benefits associated with the tax positions. As of December 31, 2023 and June 30, 2023, the Company did not have any significant unrecognized uncertain tax positions.

Goods and services tax (”GST”) receivable

SonicHash Canada exported 742 units of cryptocurrency mining equipment for a total purchase price of $6,999,200 to SonicHash US ex-tax, 5% GST applied. These equipment were delivered to a mining facility in Georgia, U.S. in April 2022. The export transaction is eligible for GST rebate according to Canadian tax policy. The GST receivable is evaluated to be uncollectible, and the Company made a full allowance of the balance as of December 31, 2023.